Exhibit 99.1

FOR IMMEDIATE RELEASE

Alcoa Corporation Announces Closing of Debt Offering to Finance Cash Consideration for Acquisition of South32’s Bauxite, Alumina and Aluminum Assets

September 23, 2026—Pittsburgh— Alcoa Corporation (NYSE:AA, ASX:AAI) (“Alcoa”) announced today the closing of the offering of $2,600,000,000 aggregate principal amount of senior notes (the “notes”), consisting of $1,500,000,000 aggregate principal amount of 6.625% senior notes due 2034 issued by Alumina Pty Ltd (ABN 85 004 820 419) (“Alumina”) and $1,100,000,000 aggregate principal amount of 6.875% senior notes due 2036 issued by Alcoa Nederland Holding B.V. (together with Alumina, the “Issuers”). Each of the Issuers is a wholly-owned subsidiary of Alcoa. The notes are guaranteed on a senior unsecured basis by Alcoa and certain of its subsidiaries.

The Issuers intend to use the net proceeds of the issuance of the notes, together with cash on hand, to fund the approximately $3.1 billion cash portion of the consideration for the previously announced proposed acquisition (the “Acquisition”) by Alcoa of South32 Limited’s (ASX: S32, LSE: S32.L, JSE: S32) (“South32”) interests in certain bauxite, alumina and aluminum smelter operations and to pay related fees and expenses.

Concurrently with the closing of the notes offering, Alcoa terminated all remaining outstanding commitments in respect of the senior unsecured 364-day bridge term loan credit facility entered into in connection with the Acquisition. Completion of the Acquisition is subject to the satisfaction or waiver (if applicable) of certain conditions, including approval of South32’s shareholders, receipt of required regulatory approvals and other customary closing conditions.

The notes and related guarantees were sold in a private placement to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-United States persons in offshore transactions in accordance with Regulation S under the Securities Act. The notes and related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This press release does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell the notes and related guarantees or any other security or a solicitation of any vote of approval and there will be no offer, solicitation, purchase or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation, purchase or sale would be unlawful. Any offers of the notes and related guarantees were made only by means of a private offering memorandum.

About Alcoa Corporation

Alcoa is a global industry leader in bauxite, alumina and aluminum products with a vision to build a legacy of excellence for future generations. Since developing the process that made aluminum an affordable and vital part of modern life, our talented Alcoans have developed breakthrough innovations and best practices that have led to greater safety, efficiency, sustainability and stronger communities wherever we operate.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the Acquisition; the ability of the parties to complete the Acquisition on the expected timeline or at all considering the closing conditions; the expected benefits of the Acquisition, including the anticipated synergies and earnings per share and free cash flow accretion; the competitive ability and position following completion of the Acquisition; statements about the intended use of the net proceeds from the issuance of the notes; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects (including related to production and shipments); and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the Acquisition; (b) the prohibition or delay of the completion of the Acquisition by a governmental entity; (c) the risk that the Acquisition may not be completed in the expected time frame or at all; (d) unexpected costs, charges or expenses, including financing commitment fees, resulting from the Acquisition; (e) uncertainty of the expected financial performance following completion of the Acquisition; (f) the risk that the parties to the Umbrella Implementation Deed, dated as of June 30, 2026 (the “Deed”), may agree to modify or waive the terms or conditions of the Deed without the consent of the holders of the notes; (g) uncertainty of any contingent payment required to be made in connection with the Acquisition following completion; (h) failure to realize the anticipated benefits of the Acquisition; (i) the occurrence of any event that could give rise to termination of the Acquisition; (j) potential litigation in connection with the Acquisition or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (k) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (l) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to the London Metal Exchange (“LME”) or other commodities; (m) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (n) competitive and complex conditions in global markets; (o) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (p) rising energy costs and interruptions or uncertainty in energy supplies; (q) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (r) economic, political, and social conditions, including the impact of trade policies, tariffs, and adverse industry publicity; (s) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (t) changes in tax laws or exposure to additional tax liabilities; (u) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (v) disruptions in the global economy caused by ongoing regional conflicts and wars; (w) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (x) global competition within and beyond the aluminum industry; (y) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (z) claims, costs, and liabilities related to health, safety and environmental laws, regulations, and other requirements in the jurisdictions in which we operate; (aa) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (bb) dilution of the ownership position of the Alcoa’s stockholders (including as a result of the Acquisition), price volatility, and other impacts on the price of Alcoa common stock by the secondary listing of the Alcoa common stock on the Australian Securities Exchange; (cc) our ability to obtain or maintain adequate insurance coverage; (dd) our ability to execute on our strategy to reduce complexity and optimize our asset portfolio and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (ee) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (ff) significant declines in the market value of our marketable securities; (gg) our ability to fund capital expenditures; (hh) deterioration in our credit profile or increases in interest rates; (ii) impacts on our current and future operations due to our indebtedness and our ability to reduce indebtedness; (jj) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (kk) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (ll) labor market conditions, union disputes and other employee relations issues; and (mm) the other risk factors discussed in Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other reports filed by Alcoa with the Securities and Exchange Commission (“SEC”). Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. These risks, as well as other risks associated with the Acquisition, are also more fully discussed in the Registration Statement on Form S-4 referred to below. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed Acquisition. In connection with the proposed Acquisition, Alcoa filed a Registration Statement on Form S-4 on September 1, 2026 (the “Registration Statement”), with the SEC. The Registration Statement was declared effective and the related final prospectus was filed on September 8, 2026. This communication is not a substitute for the Registration Statement or any other document that Alcoa may file with the SEC in connection with the proposed Acquisition. Before making any investment decision, investors are urged to read the Registration Statement and all relevant documents filed or to be filed with the SEC, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed Acquisition.

Investors are able to obtain a free copy of the Registration Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Registration Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa.

The internet addresses in this press release are included only as inactive textual references and are not intended to be active links to the information therein. Information contained on such websites or platforms, or that can be accessed therein, do not constitute a part of this press release.

Investor Contact:

Jason Duty

(724) 316-4366

Jason.M.Duty@alcoa.com

Media Contact:

Sarah Ayer

(412) 965-7622

Sarah.Ayer@alcoa.com